Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on March 13, 1998

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         -----------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)  Filing Party:
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         4)  Date Filed:
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
                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                       FEDERATED UTILITY INCOME PORTFOLIO

                                   To be held
                                 April 29, 1998

     To the Shareholders of the Federated Utility Income Portfolio of American Skandia Trust:

         Notice is hereby given that this Special Meeting of Shareholders of the Federated Utility Income Portfolio (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on April 29, 1998 at 10:00 p.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

         I. To consider the approval of a new Investment Management Agreement between the Trust and American Skandia Investment Services, Incorporated regarding management of the Portfolio.

         II. To consider the approval of a new  Sub-Advisory  Agreement  between
American  Skandia  Investment   Services,   Incorporated  and   Neuberger&Berman
Management Incorporated regarding investment advice to the Portfolio.

         III. To consider the approval of a change in the Portfolio's investment objective.

         IV. To consider the approval of changes in the Portfolio's fundamental investment restrictions.

         V. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on March 9, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                              By order of the Board of Trustees



                                              Eric C. Freed
                                              Secretary
                                              American Skandia Trust

March 31, 1998

                                                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                    OF THE FEDERATED UTILITY INCOME PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                 April 29, 1998

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the AST Federated Utility Income Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on April 29, 1998 at 10:00 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about March 31, 1998.

         The costs of the Meeting, including the solicitation of proxies, will be paid by American Skandia Investment Services, Incorporated ("ASISI" or the "Manager"), the Investment Manager to the Portfolio. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1997, has been previously sent to shareholders. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on March 9, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding: [ ]. As of the Record Date, there is no beneficial owner of more than 5% of the shares of the Portfolio to the knowledge of the Trust.

         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC, a stock life insurance company. As of the Record Date, 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in American Skandia Life Assurance Corporation Variable
Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts) and ASLAC Variable Account B (Class 3 Sub-Accounts) (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the Federated Utility Income Sub-account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Under a Sub-advisory Agreement with ASISI, Federated Investment Counseling ("Federated") serves as sub-advisor to the Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Federated is a wholly-owned subsidiary of Federated Investors, and both are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         The Administrator of the Portfolios, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners at the Meeting and any adjournments thereof. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on April 27, 1998 as the last day for which voting instructions will be accepted.

         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meeting the matters set forth in Proposals I, II, III, and IV of the foregoing Notice (collectively, the "Proposals"). Unless instructions to the contrary are marked, proxies will be voted FOR each of the Proposals. The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at the Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contract-owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each of the Proposals requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Approval of each of Proposals I, II, III and IV is made contingent upon approval of all Proposals. Therefore, a vote against any of Proposals I, II, III or IV will have the effect of a vote against each other Proposal.

         In the event that sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.

                                   PROPOSAL I

       APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST
             AND AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

Background

         Since the Portfolio commenced operations on May 4, 1993, ASISI has served as Investment Manager to the Portfolio pursuant to an Investment Management Agreement (the "Present Investment Management Agreement") with the Trust. The Present Investment Management Agreement, effective May 1, 1993, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio, and delegate to the sub-advisor the duty, among other things to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         In accordance with this provision for delegation of authority, the Manager has entered into a sub-advisory agreement (the "Present Sub-Advisory Agreement"), effective May 1, 1993 and revised in certain non-material respects on May 1, 1996, with Federated, pursuant to which the above duties have been delegated by the Manager to Federated. Federated has served as sub-advisor to the Portfolio since the Portfolio commenced operations on May 4, 1993.

         The Present Investment Management Agreement and the Present Sub-Advisory Agreement have been annually approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), since the Portfolio's inception. The Agreements were reapproved by the Board most recently on April 11, 1997.

         The Board of Trustees, through the Manager, has received a tendered resignation from Federated as sub-advisor to the Portfolio. At a meeting held on March 2, 1998, the Board of Trustees received a proposal from the Manager to effect various changes to the investment objective and stated investment policies and restrictions applicable to the Portfolio, as described in Proposals III and IV below, and to engage Neuberger & Berman Management Incorporated ("N&B Management") to provide sub-advisory services for the Portfolio. In connection with its recommendation, the Manager proposed to enter into a new investment management agreement with the Trust (the "New Investment Management Agreement") and a new sub-advisory agreement (the "New Sub-Advisory Agreement") with N&B Management, both of which would become effective May 1, 1998 (or four business days after the last date on which all Proposals have received shareholder approval, whichever is later) (such date being hereinafter referred to as the "Effective Date"). As hereinafter described in greater detail, the terms and conditions of the New Investment Management Agreement and the Sub-Advisory Agreement are identical in all material respects with those of the Present Investment Management Agreement and the Present Sub-Advisory Agreement, respectively, with the exception of an increased fee rate, the elimination of provisions in the Present Investment Management Agreement for reimbursement of certain of the Portfolio's normal operating expenses by the Manager, the effective date, the identity of the sub-advisor, and a change in the name of the Portfolio to the "Neuberger & Berman Mid-Cap Value Portfolio"

         As hereinafter described in greater detail, Federated is a Delaware Trust and a wholly owned subsidiary of Federated Investors. Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. At December 31, 1997 Federated and its affiliates managed or administered assets in excess of $120 billion.

         In support of its recommendation to engage N&B Management as sub-advisor to the Portfolio, the Manager informed the Board of Trustees of its belief that, based in part upon its discussions with Federated, implementation of a revised investment objective and of revised investment policies and restrictions would be desirable in light of fundamental changes in securities issued by utilities caused by changes in the utility sector itself. The Manager also expressed the belief that the appointment of N&B Management would facilitate the formulation and implementation of an appropriate investment program to pursue the Portfolio's revised investment objective. In the opinion of the Manager, engagement of N&B Management as sub-advisor to the Portfolio would also assist in efforts to increase the Portfolio's net assets.

         On March 2, 1998, the Board of Trustees, including a majority of the Independent Trustees, gave preliminary approval to the New Investment Management Agreement and the New Sub-Advisory Agreement, each effective on the Effective Date (as defined earlier), and authorized the submission of the Proposals for shareholder approval and the preparation of this proxy statement. It is anticipated that formal approval of the New Investment Management Agreement and the New Sub-Advisory Agreement by the Board of Trustees will take place at a meeting scheduled to be held on April 8, 1998. At such meeting, Management will recommend that the Board of Trustees also approve a change in the name of the Portfolio to the "Neuberger & Berman Mid-Cap Value Portfolio," subject to shareholder approval of all of the Proposals. Subject to shareholder approval of each of the Proposals, the Present Investment Management Agreement and the Present Sub-Advisory Agreement will be terminated as of the opening of business on the Effective Date.

The Present Investment Management Agreement

         The following description of the material terms of the Present Investment Management Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         The Present Investment Management Agreement requires the Manager to furnish the Portfolio, at a minimum, with investment advice and investment management and administrative services with respect to the Portfolio, subject to the supervision of the Board of Trustees and in conformity with the stated policies of the Portfolio. Under the terms of the Present Investment Management Agreement, the Manager's services to the Portfolio are not to be deemed exclusive, and the Manager is permitted to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. The Manager may engage a sub-advisor to provide advisory services in relation to the Portfolio.

         The Manager is responsible for certain expenses in connection with the trading function and investment program of the Portfolio. The Manager is required to furnish, at its expense and without cost to the Trust, the services of a President, Secretary, and one or more Vice Presidents of the Trust, to the extent such additional officers may be required by the Trust for the proper conduct of its affairs, and to provide or obtain for the Portfolio, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Board of Trustees. The Trust pays other expenses, including, but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in
investment   company   organizations,   and  the  cost  of  printing  copies  of
prospectuses   and   statements  of  additional   information   distributed   to
shareholders.

         The Present Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Manager or any of its officers, trustees, or employees, the Manager shall not be subject to liability to the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         As compensation for the services performed and the facilities furnished by the Manager under the Present Investment Management Agreement, the Manager receives a fee payable monthly at an annual rate of .75% of the first $50 million of the Portfolio's average daily net assets, plus .60% of the Portfolio's average daily net assets in excess of $50 million. Under the terms of the Present Investment Management Agreement, the Manager has agreed to reimburse the Portfolio for any fiscal year in order to prevent the total of all ordinary business expenses of the Portfolio for such fiscal year, including all management and administration fees, but excluding taxes, interest, brokerage commissions and fees and extraordinary expenses, such as litigation, from exceeding 1.25% of the Portfolio's average daily net assets (such agreement as set forth in the Present Investment Management Agreement being hereinafter referred to as the "Contractual Expense Reimbursement Provision").

         The Present Investment Management Agreement provides that it will continue in effect from year to year if specifically approved at least annually, either by the Board of Trustees or by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the Investment Company Act). In either event, such continuance shall also be approved by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of a party to the agreement (other than as trustees of the Trust) cast in person at a meeting called for the purpose of voting on such continuance. These provisions reflect the requirements of the Investment Company Act. The Present Investment Management Agreement may be terminated at any time, without penalty or prejudice to the completion of any transaction already initiated on behalf of the Portfolio, on 60 days' written notice to the other party to the agreement by (i) the vote of the Board of Trustees; (ii) the vote of a majority of the Portfolio's outstanding voting securities; or (iii) the Manager. The Present Investment Management Agreement by its terms will terminate automatically if not reapproved annually or in the event of its "assignment" (as defined under the Investment Company Act).

         Subject to shareholder approval of each of the Proposals, the Present Investment Management Agreement will be terminated as of the opening of business on the Effective Date (as defined earlier). The decision to terminate the Present Investment Management Agreement rather than to allow its continuance reflects the determination of the Board of Trustees and the Manager that it would be in the interests of the Portfolio's shareholders to enter into the New Investment Management Agreement described below. If the Present Investment Management Agreement is terminated, the Manager's compensation thereunder will be prorated to the date of termination.

The New Investment Management Agreement

         The following description of the material terms of the New Investment Management Agreement is qualified in its entirety by reference to the form of such Agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Investment Management Agreement are identical in all material respects to those of the Present Investment Management Agreement, with the exception of the increased investment management fee rate payable by the Trust, elimination of the Contractual Expense Reimbursement Provision, the effective date, and the name of the Portfolio. Although the New Investment Management Agreement does not include the Contractual Expense Reimbursement Provision, the Manager has voluntarily undertaken to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses which were subject to the Contractual Expense Reimbursement Provision from exceeding 1.25% of the average daily net assets of the Portfolio (such voluntary undertaking
being  hereinafter   referred  to  as  the  "Voluntary   Expense   Reimbursement
Agreement"). The Manager may terminate the Voluntary Expense Reimbursement Agreement at any time. As compensation for the services to be performed and the facilities to be furnished by the Manager under the New Investment Management Agreement, the Manager will receive a fee payable monthly at an annual rate of
 .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion, plus .85% of the portion of the Portfolio's average daily net assets over $1 billion.

         The following table reflects the current annual fees and other expenses incurred by the Portfolio under the Present Investment Management Agreement for the fiscal year ending December 31, 1997, as well as the pro forma annual fees and other expenses which would have been incurred by the Portfolio under the proposed New Investment Management Agreement for the same time period. The figures are stated as a percentage of average net assets of the Portfolio and do not reflect any applicable expenses or charges, including sales loads, that may be imposed with respect to ASLAC Variable Accounts.

                                                Current Annual                      Pro Forma Annual
                                                Portfolio Operating Expenses        Portfolio Operating Expenses

Management Fee                                             .65%                              .90%

Other Expenses                                             .25%                              .25%

Total Portfolio Operating Expenses                         .90%                              1.15%

Expense Examples: The examples shown below assume that the total annual expenses for the Portfolio throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement. Such examples are illustrative only and should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be greater or less than those shown below.

A shareholder would pay the following expenses (rounded to the nearest dollar) on a $1,000 investment, assuming 5% annual return at the end of each time period:

                                            1 Year                3 Years               5 Years           10 Years
                                            ------                -------               -------           --------

Current Expense Examples:                      9                     29                   50                111
Pro-Forma Expense Examples:                    12                    37                   64                140

         For the fiscal year ended December 31, 1997, the amount of the investment management fee paid by the Trust to the Manager for services rendered under the Present Investment Management Agreement was $886,649. If the New Investment Management Agreement had been in effect for the fiscal year ended December 31, 1997, the amount of the investment management fee paid by the Trust to the Manager for services rendered under the New Investment Management Agreement would have been $1,217,473, an increase of 37.3% above the actual amount paid.

         If  the  New  Investment   Management  Agreement  is  approved  by  the
shareholders of the Portfolio (and each of Proposals II, III and IV is approved), it will become effective on the Effective Date (as defined earlier). The New Investment Management Agreement will continue in effect from year to year if specifically approved at least annually, either by the Board of Trustees or by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the Investment Company Act). In either event, such continuance shall also be approved by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of a party to the agreement (other than as trustees of the Trust) cast in person at a meeting called for the purpose of voting on such continuance. These provisions reflect the requirements of the Investment Company Act. Like the Present Investment Management Agreement, the New Investment Management Agreement may be terminated at any time, without penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, on 60 days' written notice to the other party to the agreement by (i) the vote of the Board of Trustees; (ii) the vote of a majority of the Portfolio's outstanding voting securities; or (iii) the Manager. The New Investment Management Agreement would terminate automatically if not reapproved annually or in the event of its "assignment" (as defined under the Investment Company Act).

The Manager and Other Information

         The Manager is registered as an investment advisor with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended. At December 31, 1997 the Manager served as investment adviser to each of the twenty-nine portfolios of the Trust. At December 31, 1997, the Manager also served as investment advisor to five investment portfolios of American Skandia Advisor Funds Inc. ("ASAF") an open-end management investment company, and to each investment portfolio of American Skandia Master Trust ("ASMT") an open-end management investment company comprised of five diversified investment portfolios. Five additional ASAF portfolios invest all of their investable assets in corresponding portfolios of ASMT with identical investment objectives, policies and limitations and therefore do not require investment advisors. The principal executive officer of the Manager is Jan R. Carendi, who is also a member of the Board of Trustees of the Trust and a director of the Manager and Executive Vice President and Member of Executive Management Group, Skandia Insurance Company Ltd. ("SICL"), Sveavagen 44, S-103 50 Stockholm, Sweden. The other directors of the Manager and the officers of the Manager who are also officers or members of the Board of Trustees of the Trust are set forth below:

Name and Position with ASISI                                                                 Principal Occupation and Address

Wade A. Dokken                                                                          President and Chief Marketing Officer
Chairman, Deputy Chief Executive Officer                                             American Skandia Marketing, Incorporated
and Director                                                                           One Corporate Drive, Shelton, CT 06484

                                                                                        President and Chief Operating Officer
Gordon C. Boronow*                                                                American Skandia Life Assurance Corporation

Thomas M. Mazzaferro*                                                    Executive Vice President and Chief Financial Officer
President and                                                                     American Skandia Life Assurance Corporation
Chief Financial Officer and Director                                                   One Corporate Drive, Shelton, CT 06484

John Birch                                                                                            Chief Operating Officer
Vice President                                                                     American Skandia Investment Services, Inc.
                                                                                       One Corporate Drive, Shelton, CT 06848

N. David Kuperstock                                                                       Vice President, Product Development
Director                                                                          American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Rodney D. Runestad                                                                       Vice President and Valuation Actuary
Director                                                                          American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Richard G. Davy, Jr.*                                                                  Vice President, Mutual Fund Operations
Vice President, Mutual Fund Operations                                     American Skandia Investment Services, Incorporated
and Director                                                                           One Corporate Drive, Shelton, CT 06484

Anders O. Soderstrom                                                                  President and Chief Information Officer
Executive Vice President and Chief Information Officer                                  American Skandia Information Services
                                                                                                   and Technology Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

C. Ake Svensson                                                              Vice President, Corporate Controller & Treasurer
Treasurer                                                                     American Skandia Investment Holding Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

*Individuals who are also Trustees or officers of the Trust.

The Evaluation by the Board of Trustees

         In evaluating the New Investment Management Agreement, the Board of Trustees reviewed materials furnished by the Manager and N&B Management. These materials included financial statements and information regarding the Manager and N&B Management and their respective personnel and operations. Consideration was given to the increased fee rates payable under the New Investment Management Agreement and the New Sub-Advisory Agreement and the amount of fees and expenses that would have been paid if such agreements had been in effect during the past fiscal year, as well as the pro forma net increase in expenses to the Portfolio at various asset levels under the new fee structure. Consideration also was given to comparative fee and expense information concerning other mutual funds with investment objectives comparable to that proposed in Proposal III published by widely recognized industry authorities and to potential indirect benefits in connection with the Portfolio and its investment operations, including any which may arise in connection with brokerage transactions.

         In evaluating the New Investment Management Agreement, the Board of Trustees considered that (1) the scope and quality of the services which the Manager has provided under the Present Investment Management Agreement and expects to provide under the New Investment Management Agreement have been and are satisfactory; (2) although the investment management fee rate payable to the Manager under the New Investment Management Agreement is higher than the investment management fee rate payable under the Present Investment Management Agreement, the management fee rate is competitive when compared to fee rates applicable to mutual funds having investment objectives comparable to that proposed in Proposal III; (3) the terms of the New Investment Management Agreement will not change materially from those of the Present Investment Management Agreement, except for the effective date, the name of the Portfolio, the increased investment management fee rate and the elimination of the Contractual Expense Reimbursement Provision; and (4) the Manager's obligations under the Voluntary Expense Reimbursement Agreement will be the same as its obligations under the Contractual Expense Reimbursement Provision except for the Manager's right to terminate the Voluntary Expense Reimbursement Agreement at any time. (For a further discussion of this limitation on the Portfolio's expenses under the Present Investment Management Agreement and the New Investment Management Agreement, see the respective discussions of each agreement under this Proposal I.) The Board also gave consideration to the fact that the sub-advisory fee rate payable by the Manager to N&B Management under the New Sub-Advisory Agreement would be higher than the sub-advisory fee rate payable under the Present Sub-Advisory Agreement, with the result that the effective rate of compensation realized by the Manager after paying the sub-advisory fee under the new fee structure would have been 17.4% higher than that realized under the present fee structure for the fiscal year ending December 31, 1997, as well as the Manager's belief that maintaining compensation at competitive levels over the long term is necessary for the Manager to continue to provide high quality services to the Portfolio. The Board of Trustees received assurances from the Manager that the scope and quality of its services would not be diminished under the terms of the New Investment Management Agreement. The Board of Trustees also considered as very important the Manager's present distribution and marketing strategies and the Manager's commitment to devote appropriate resources to develop new markets and attract additional assets for the Portfolio in an increasingly competitive environment.

         Based upon its evaluation, the Board of Trustees determined that the continuance of the Manager's role as Investment Manager of the Portfolio likely would offer the Portfolio continued access to effective management and advisory services and capabilities following implementation of the changes in the Portfolio's investment objective and stated investment policies and restrictions contemplated by Proposals III and IV. The Board of Trustees concluded further that the terms of the New Investment Management Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New Investment Management Agreement, the shareholders are being asked to approve the New Investment Management Agreement.

         This Proposal I is made contingent upon shareholder approval of Proposals II, III and IV. If any of the Proposals does not receive shareholder approval, the Present Investment Management Agreement will remain in effect subject to its terms.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                 AND NEUBERGER & BERMAN MANAGEMENT INCORPORATED

The Present Sub-Advisory Agreement

         The following description of the Present Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-3.

         Federated has served as sub-advisor to the Portfolio since the Portfolio commenced operations on May 4, 1993. Under the terms of the Present Sub-Advisory Agreement, Federated has agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Federated, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         The Present Sub-Advisory Agreement requires Federated to use its best efforts and good faith in the performance of its services under the Present Sub-Advisory Agreement. However, so long as Federated has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Present Sub-Advisory Agreement, Federated shall not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided under the Present Sub-Advisory Agreement.

         The Manager is responsible for payment of Federated's compensation under the Present Sub-Advisory Agreement. Federated's compensation for the services provided under the Present Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager calculates and pays Federated at the annual rate of .50% of the portion of the Portfolio's average daily net assets not in excess of $25 million, plus .35% of the portion of the Portfolio's average daily net assets in excess of $25 million but not in excess of $50 million, plus .25% of the portion of the Portfolio's average daily net assets in excess of $50 million. In computing the fee to be paid to Federated, the net asset value of the Portfolio is valued as set forth in the current registration statement of the Trust.

         The Present Sub-Advisory Agreement provides that it shall remain in effect for one year from the date of the agreement, and is renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. The Present Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Federated has received prior written notice thereof) upon termination of the Present Investment Management Agreement.

         Subject to shareholder approval of each of the Proposals, the Present Sub-Advisory Agreement will be terminated by the resignation of Federated as sub-advisor to the Portfolio as of the opening of business on the Effective Date (as defined earlier). Both the Manager and Federated have mutually agreed that it would be in the interests of the Portfolio's shareholders for the Manager to accept the resignation of Federated as sub-advisor to the Portfolio. The termination, rather than continuance, of the Present Sub-Advisory Agreement reflects the Manager's determination that it would be in the interests of the Portfolio's shareholders to effect the changes to the Portfolio's investment objective and investment policies and restrictions contemplated by Proposals III and IV and, if adopted, to enter into the New Sub-Advisory Agreement described below. If the Present Sub-Advisory Agreement is terminated, Federated's compensation thereunder will be prorated to the date of termination.

The New Sub-Advisory Agreement

         The  following  description  of  the  New  Sub-Advisory   Agreement  is
qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-4.

         The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the identity of the service provider, the increased sub-advisory fee rate payable by the Manager, the effective date, and the name of the Portfolio. As compensation for the services to be rendered under the New Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay N&B Management a fee at the annual rate of .50% of the portion of the Portfolio's average daily net assets not in excess of $750 million, plus .45% of the portion of the Portfolio's average daily net assets over $750 million but not in excess of $1 billion, plus .40% of the portion of the Portfolio's average daily net assets in excess of $1 billion. In computing the fee to be paid to N&B Management, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If the New Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.

         For the fiscal year ended December 31, 1997, the amount of the sub-advisory fee paid by the Manager to Federated for services rendered under the Present Sub-Advisory Agreement was $425,687. If the New Sub-Advisory Agreement had been effect for the year ending December 31, 1997, the amount of the sub-advisory fee paid by the Manager to N&B Management for services rendered under the New Sub-Advisory Agreement would have been $676,374, an increase of 58.9% from the actual amount paid to Federated during such period.

         For a description of the current annual fees and other expenses incurred by the Portfolio under the Present Investment Management Agreement for the fiscal year ended December 31, 1997, as well as the pro forma annual fees and other expenses which would have been incurred by the Portfolio under the New Investment Management Agreement for the same time period, see the discussion in Proposal I under the heading, "The New Investment Management Agreement."

         If the New Sub-Advisory Agreement is approved by the shareholders of the Portfolio (and each of Proposals I, III and IV is approved), it will become effective on the Effective Date (as defined earlier). The New Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Like the Present Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided N&B Management has received prior written notice thereof) upon termination of the New Investment Management Agreement.

         The Manager believes that implementation of changes to the investment objective and to the stated investment policies and restrictions of the Portfolio as described in Proposals II and III together with the regard for the high quality of the investment advisory capabilities of N&B Management will facilitate efforts to increase the Portfolio's assets with possible beneficial effects on Portfolio and Trust expenses. As discussed herein, the Board of Trustees and the Manager believe that the increased overall fee structure for the Portfolio under the New Investment Management Agreement and the New Sub-Advisory Agreement accurately reflects the high quality of services to be provided under these agreements.

The Proposed Sub-Advisor

         N&B Management and its predecessor firms or affiliates have specialized in the management of investment companies since 1950. Neuberger has executive offices at 605 Third Avenue, New York, New York 10158-3698. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger & Berman, LLC ("Neuberger & Berman"). The principals having the three largest principal interests in Neuberger & Berman are Robert Appel, Dietrich Weismann and Marvin C. Schwartz. Neuberger & Berman, a member firm of the New York Stock Exchange, Inc. and other principal exchanges, acts as the principal broker in the purchase and sale of securities and the sale of covered call options for portfolios managed by N&B Management and provides N&B Management with certain assistance in the management of portfolios without added cost to such portfolios. Neuberger & Berman and its affiliates, including N&B Management, manage securities accounts, including mutual funds, that had approximately $52.9 billion in assets as of December 31, 1997.

     The principal executive officer of N&B Management is Stanley Egener and its directors are Richard A. Cantor, Stanley Egener, Theodore P. Giuliano, Michael
M. Kassen, Irwin Lainoff and Lawrence Zicklin. The principal occupations of Messrs. Cantor, Egener, Giuliano, Kassen, Lainoff and Zicklin are as principals of Neuberger & Berman (in the case of Mr. Egener, also as principal executive officer of N&B Management).

         N& B Management acts as investment manager to various registered investment companies, some series of which have investment objectives and programs similar to the proposed investment objective and program for the Portfolio set forth in Proposal III of this Proxy Statement (collectively, the "Comparable N&B Funds"). Each of the Comparable N&B Funds is a "master fund" in which one or more "feeder funds", having identical investment objectives and policies as their corresponding "master funds", invest all their assets. Neuberger&Berman serves as sub-advisor for all such "master funds", for which it is compensated by N&B Management based on direct and indirect costs. As investment manager to the Comparable N&B Funds, N&B Management performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New Sub-advisory Agreement. For each Comparable N & B Fund, the chart below lists the net assets at December 31, 1997, as well as the current management fee rate payable to N&B Management:

                                        Investment Advisor               Net Assets
       Comparable N & B Fund              or Sub-Advisor            at December 31, 1997                 Fee Rate
       ---------------------              --------------            --------------------                 --------

Neuberger&Berman Partners                   Sub-Advisor              $3,830,066,838           0.55%   of   the   first   $250
Portfolio (a series of Equity                                                                 million   of  the   Portfolio's
Managers Trust)                                                                               average   daily   net   assets,
                                                                                              0.525% of the next $250 million,
                                                                                              0.50% of the next $250 million,
                                                                                              0.475% of the next $250 million,
                                                                                              0.45% of the next $500 million,
                                                                                              and 0.425% of the average daily
                                                                                              net assets in excess of $1.5 billion.

AMT Partners Investments (a series          Sub-Advisor              $1,626,673,233           0.55%   of   the   first   $250
of Advisers Managers Trust)                                                                   million of the Series'  average
                                                                                              daily net assets, 0.525% of the next
                                                                                              $250 million, 0.50% of the next $250
                                                                                              million, 0.475% of the next $250
                                                                                              million, 0.45% of the next $500
                                                                                              million, and 0.425% of average daily
                                                                                              net assets in excess of $1.5 billion.

-------------------------                                            --------------

All Comparable N & B Funds                                           $5,456,740,071


The Evaluation by the Board of Trustees

         In evaluating the New Sub-Advisory Agreement, the Board of Trustees reviewed materials furnished by the Manager and N&B Management. These materials included financial statements and information regarding the Manager and N&B Management and their respective personnel and operations. Consideration was given to the increased fee rates payable by the Portfolio under the New Investment Management Agreement and the New Sub-Advisory Agreement and the amount of fees and expenses that would have been paid if such agreements had been in effect during the past fiscal year, as well as the pro forma net increase in expenses to the Portfolio at various asset levels under the new fee structure. Consideration also was given to comparative fee and expense information concerning other mutual funds with investment objectives comparable to that proposed in Proposal III published by widely recognized industry authorities and to potential indirect benefits in connection with the Portfolio and its investment operations, including any which may arise in connection with brokerage transactions.

         Neuberger & Berman will act as the Portfolio's principal broker in the purchase and sale of portfolio securities and the sale of covered options and will receive transactional fees from the Portfolio in connection with the transactions that it effects. In order to implement the change in investment objective proposed in Proposal III, it will be necessary to effect a substantial restructuring of the investment portfolio of the Portfolio. Neuberger & Berman will receive transactional fees in connection with such restructuring, the aggregate amount of which is not presently determinable but which may be substantial.

         In evaluating the New Sub-Advisory Agreement, the Board of Trustees considered that (1) the reputation and standing of N&B Management in the U.S. mutual fund industry is generally excellent; (2) the services to be delivered by N&B Management to the Portfolio's shareholders are expected to be of high quality; (3) although the proposed sub-advisory fee rate under the New Sub-Advisory Agreement is higher than the sub-advisory fee rate applicable under the Present Sub-Advisory Agreement, the sub-advisory fee rate is competitive for funds with investment objectives comparable to that proposed in Proposal III and accurately reflects the high quality of services expected under the New Sub-Advisory Agreement; (4) the terms of the New Sub-Advisory Agreement will remain materially unchanged from those of the Present Sub-Advisory Agreement, except for the identity of the service provider, the effective date, the name of the Portfolio, and the increased sub-advisory fee rate; (5) N&B Management has significant experience in managing investment portfolios with investment objectives comparable to that proposed in Proposal III (the "Comparable N & B Funds," as defined earlier); and (6) N&B Management managed combined assets of the Comparable N & B Funds totaling approximately $5.5 billion as at December 31, 1997. The Board of Trustees also received assurances that N&B Management has considerable staffing resources available and adequate capitalization to provide high quality management services.

         Based upon its evaluation, the Board of Trustees determined that the Manager's engagement of N&B Management as sub-advisor to the Portfolio likely would offer the Portfolio continued access to effective management and advisory services and capabilities following implementation of the changes in the Portfolio's investment objective and stated investment policies and restrictions contemplated by Proposals III and IV. The Board of Trustees concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

Change in Portfolio Name

         If each of the Proposals is approved, as of the Effective Date (as defined earlier), the name of the Portfolio will be changed from the "Federated Utility Income Portfolio" to the "Neuberger & Berman Mid-Cap Value Portfolio," and the New Investment Management Agreement and the New Sub-Advisory Agreement will become effective.

         This Proposal II is made contingent upon shareholder approval of each of Proposals I, III and IV. If any of the Proposals is not approved, the Present Sub-Advisory Agreement will continue in effect subject to its terms.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III

                           APPROVAL OF A CHANGE IN THE
                        PORTFOLIO'S INVESTMENT OBJECTIVE

         The Portfolio's current fundamental investment objective (the "Present Investment Objective"), which may not be changed without approval of the shareholders of the Portfolio, is as follows:

         The investment objective of the Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

         The Board of Trustees recommends that the shareholders adopt the following fundamental investment objective for the Portfolio (the "Proposed Investment Objective"), which, if approved, may not be changed without subsequent approval of the shareholders of the Portfolio:

         The investment objective of the Portfolio is to seek capital growth.

         The Portfolio pursues the Present Investment Objective by investing in equity and debt securities of utility companies that produce, transmit or distribute gas and electric energy as well as those companies that provide communications facilities such as telephone and telegraph companies. The Portfolio is required to invest at least 65% of its total assets in securities of utility companies and invests primarily in common stocks of utilities. Common stocks are selected by the Portfolio's sub-advisor on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and the risk and volatility of the company's industry as well as other factors such as product position, market share or profitability. The Portfolio may also invest in preferred stocks, convertible securities, corporate bonds, notes and warrants of these companies and in cash, U.S. government securities and money market instruments in proportions determined by the Sub-advisor. Certain risks have been and continue to be associated with the utility industry, including difficulty in earning adequate returns on investment despite frequent rate increases, restrictions on operations and increased costs and delays due to government regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities and difficulties in obtaining fuel at reasonable prices. Investments in utility fixed income securities have involved credit risk which, to date, has been reduced by the Portfolio's sub-advisor through credit research. Notwithstanding these various risks, investments in utility securities have been regarded by investors as predictable and dependable sources of dividend and interest income involving reduced risk to capital, in part, because of the benefits resulting from the exclusive or nearly exclusive nature of the franchises held by utilities within their respective service territories and the general focus of such organizations upon their heavily regulated utility business activities.

         Based in part upon discussions with Federated, the Manager has informed the Board of its belief that fundamental changes have occurred in the utility industry and, consequently, in the securities of public utilities.

         In this regard, legislative or regulatory initiatives have been undertaken in certain states of the U.S. to increase competition among utilities for customers and otherwise to reduce regulation of utility companies' business activities. In the opinion of the Manager, similar initiatives are likely to be undertaken in other states and to lead to increasing rate competition among utilities. The Manager further believes that utility companies will respond to these regulatory and competitive developments, among other things, by diversifying into non-utility activities and products with varying degrees of success. In the Manager's opinion, these various factors over time will combine to affect adversely the predictability and dependability of dividend and interest income and the relative safety of capital which have been associated with investments in utility securities and efforts to achieve the Portfolio's current investment objective of seeking high current income, as a consequence, will become increasingly difficult. The Manager believes that investors ultimately will no longer consider the utility sector as an attractive asset class. Indeed, industry sources indicate that the comparative rate of asset inflows into utility funds compared to bond and other types of equity funds has declined substantially in recent years. Although the Portfolio realized net purchases of $44 million in 1997, the Manager believes that the Portfolio's asset growth in future years would not keep pace with other Trust portfolios if ASLAC continues to offer the Portfolio as an investment option for its variable insurance products.

         ASLAC has informed the Board that, effective May 1, 1998, it no longer intends to offer the Portfolio with the Present Investment Objective as an investment option for its variable annuity and other investment oriented insurance products thus precluding future asset growth through additional assets.

         For the above reasons, the Manager and the Board believe that it would be in the interests of the stockholders to approve the Proposed Investment Objective. The investment program formulated by N&B Management and described in this Proposal III and Proposal IV will be designed to increase capital with reasonable risk. The investment program contemplated by the Proposed Investment Objective would allow the Portfolio to diversify its holdings beyond the required holdings of utility securities, thereby reducing risks associated with investments concentrated in a particular sector, while still maintaining the ability to invest in those utility securities which are identified as suitable purchase candidates under the Portfolio's Proposed Investment Objective and restrictions and the value-oriented system of N&B Management.

         In order to implement the Proposed Investment Objective, it will be necessary to effect a substantial restructuring of the investment portfolio of the Portfolio. Such restructuring will entail transactional costs, the aggregate amounts of which cannot be determined at this time but which may be substantial.

         In seeking the Proposed Investment Objective, the Portfolio will invest principally in common stocks of medium to large capitalization companies using a value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling for less than their perceived market value, including stocks that are currently under-researched or temporarily out of favor. N&B Management believes that undervalued securities are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling securities when they are considered to have reached this potential. The Portfolio may invest in various types of securities or negotiable instruments, including cash or money market instruments.

         In seeking the Proposed Investment Objective, N&B Management will have the ability to employ many of the investment methods, with the associated risks, described in the sections of Registration Statement for the Trust applicable to the Portfolio (the "Registration Statement"). In addition, N&B Management has informed the Manager that the Portfolio may make additional types of investments and engage in additional portfolio management techniques beyond those described in the Registration Statement, subject to the investment policies and restrictions applicable to the Portfolio and to any guidelines adopted by the Board of Trustees. The risk associated with investments in the Portfolio if this Proposal III is approved and implemented will depend upon the investments made on its behalf by N&B Management. Although the Portfolio ordinarily will invest primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and agency securities, debt securities, or money market instruments, or may retain assets in cash or cash equivalents. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described in the Registration Statement or herein. As discussed in more detail below, special risk factors apply to the additional types of investments that may be made and additional techniques that may be utilized by the Portfolio in pursuing the Proposed Investment Objective, including investments in foreign securities, options contracts, zero coupon bonds, and debt securities rated below investment grade. Among the techniques which may be used by N&B Management in pursuing the Proposed Investment Objective and which are not available in pursuing the Present Investment
Objective or which are available but are subject to limitations are the following:

         Short-Term Trading. While the sub-advisor does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities when N&B Management believes that such action is advisable. Therefore, the Portfolio may have higher portfolio turnover than other mutual funds with comparable investment objectives. High turnover involves correspondingly greater brokerage commissions and other transaction costs.

         Foreign Currency Transactions. The Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.

         If the Portfolio enters into a forward contract to sell foreign currency, it may be required to place cash, fixed income or equity securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. Although these contracts can protect the Portfolio from adverse exchange rates, they will involve risk of loss if N&B Management fails to predict foreign currency values correctly.

         Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. The purchaser of a call option acquires the right to buy a portfolio security at a fixed price during a specified period. The maximum price the seller may realize on the security during the option period is the fixed price. The seller continues to bear the risk of a decline in the security's price, although the risk is reduced by the premium received for writing the option.

         The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions including transactional expense, price volatility and a high degree of leverage. The writing of options could result in significant increases in the Portfolio's turnover rate. The writing of options also could result in the inability of the Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of options. Options are considered derivatives.

         In pursuing the Present Investment Objective, the Portfolio reserves the right to write call options on all or a portion of its entire investment portfolio but will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Board of Trustees.

         The call options written by the Portfolio in pursuing the Present Investment Objective must be listed on a recognized options exchange. Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. If this Proposal III is approved and implemented, call options may be written on a recognized exchange or in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. N&B Management intends to monitor the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

         When-Issued Securities. In a when-issued transaction, the Portfolio commits to purchase securities in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered at a future date (generally within two months). If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When-issued securities may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Portfolio's net asset value. Under the Present Investment Objective, Federated's stated intention is not to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of the Portfolio's assets.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may invest in foreign securities denominated in or indexed to foreign currencies, which may also be affected by the fluctuation of the foreign currencies relative to the U.S. dollar, irrespective of the performance of the underlying investment. N&B Management will consider these factors in making investments for the Portfolio. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers. In addition, the Portfolio may enter into forward foreign currency contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities.

     The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         Investments in foreign securities could be affected by factors generally not thought to be present in the U.S. Such factors include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; and potentially adverse local, political economic, social, or diplomatic developments, the investment significance of which may be difficult to discern.

         In addition, the risks of investing in securities of foreign companies and governments include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain portfolio securities irrespective of the performance of the underlying investment. Investments in depositary receipts (whether or not denominated in U.S. Dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency. All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

         In pursuing the Present Investment Objective, the Portfolio does not invest more than 15% of total assets in securities of foreign issuers not listed on recognized exchanges and, as a matter of practice, the Portfolio does not invest  in  the  securities  of  a  foreign  issuer  if  risk  in  the  form  of nationalization,  confiscation,  domestic  marketability  or other  national  or international restrictions appears to the Portfolio's sub-advisor to be substantial. If this Proposal III is approved and implemented, the Portfolio may only invest up to 10% of the value of its total assets, measured at the time of investment, in foreign securities. The 10% limitation will not apply with respect to foreign securities that are denominated in U.S. dollars.

         Fixed Income Securities. In seeking the Proposed Investment Objective, the Portfolio may invest in fixed income or debt securities, the values of which are likely to decline in times of rising interest rates and rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security. High quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency securities, have been determined by the sub-advisor to be of comparable quality. Investment grade debt securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories, or, if unrated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

         Lower-Rated Fixed Income Securities. Debt securities rated lower than Baa by Moody's or BBB by S&P and comparable unrated securities are considered to be below investment grade. In pursuing the Proposed Investment Objective, the Portfolio may invest up to 15% of its net assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. Securities rated below investment grade ("junk bonds") are deemed by Moody's and S&P (or foreign statistical rating organizations) to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such securities may be considered predominantly speculative, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured.

         Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. In the case of lower-rated securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. N&B Management will invest in such securities only when it concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk.

         Zero Coupon Securities. Zero coupon securities do not pay interest currently; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     U.S. Government and Agency Securities. U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government agency securities are issued or guaranteed by U.S. Government agencies, instrumentalities, or other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), Fannie Mae, formerly Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association ("SLMA"), Tennessee Valley Authority, and various federally chartered or sponsored banks. Agency securities may be backed by the full faith and credit of the United States, the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U. S. Government and agency securities include certain mortgage-backed securities. The market prices of U.S. Government and agency securities are not guaranteed by the government and generally fluctuate inversely with changing interest rates.

                                             -------------------------

         The Manager has expressed its belief to the Board of Trustees that adoption of the Proposed Investment Objective is in the interests of the shareholders of the Portfolio.

         The Board believes that adoption of the Proposed Investment Objective, coupled with the excellent reputation and performance history of N&B Management, will be more likely to attract additional assets to the Portfolio with consequent beneficial effects on Portfolio and Trust expenses. ASLAC has advised the Board that it will continue to offer the Portfolio as an investment option for its variable annuity and other investment oriented insurance products if the Proposed Investment Objective is approved by shareholders of the Portfolio and implemented.

         This Proposal III is made contingent upon shareholder approval of each of Proposals I, II and IV. If any one of the Proposals is not approved, the Present Investment Objective will continue in effect and will apply to the Portfolio.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL III.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL IV

                     APPROVAL OF CHANGES IN THE PORTFOLIO'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolio that they approve a number of changes to the Portfolio's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purposes behind these proposed changes are (i) to conform the fundamental investment restrictions to the Proposed Investment Objective and the investment program which has been formulated by N&B Management for the Portfolio; (ii) to increase the Portfolio's investment flexibility; and (iii) to conform the fundamental restrictions applicable to the Portfolio to those which are applicable to other portfolios of the Trust.

     Reclassification of Certain Investment Restrictions from "Fundamental" to "Non-Fundamental"

         The Portfolio currently is subject to certain investment restrictions which are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolio. The Portfolio also is subject to certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

         The Manager, after discussions with N&B Management, has proposed to the Board of Trustees that certain of the Portfolio's investment restrictions discussed below be reclassified from "fundamental" investment restrictions to "non-fundamental" investment restrictions to provide the Portfolio with additional flexibility to pursue the Proposed Investment Objective consistent with applicable laws in effect from time to time. The Investment Company Act does not require any of these investment restrictions to be classified as "fundamental." Moreover, certain of the prohibitions underlying these investment restrictions reflect the requirements of the Investment Company Act and, in the absence of such restrictions, would still be applicable to the Portfolio. If the Shareholders of the Portfolio approve this Proposal IV and the proposed changes are implemented, the Board of Trustees thereafter may change any one or more of such "non-fundamental" investment restrictions without the delay and expense to the Portfolio of arranging for shareholder approval.

         Whether or not that this Proposal IV is approved by the shareholders, the Portfolio will continue to be subject to the following fundamental investment restrictions (collectively, the "Continuing Fundamental Investment Restrictions") which are substantially identical to those applicable to certain other portfolios of the Trust. In the event that this Proposal IV is approved by shareholders and implemented, the following Continuing Investment Restrictions will be the only fundamental investment restrictions applicable to the
Portfolio:

                  1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act.

                  2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

                  3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

                  4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

                  5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or
(ii) investing in securities of any kind.

                  6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.

                  7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

                  8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or
(ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to Continuing Investment Restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing such transactions.

         In addition to the above Continuing Investment Restrictions, certain fundamental investment restrictions (the "Affected Investment Restrictions") have applied to the Portfolio in connection with the Present Investment Objective and to certain other portfolios of the Trust. The Manager recommends the following changes to these Affected Investment Restrictions as they apply to the Portfolio.

         (1) The Portfolio is subject to the following two Affected Investment Restrictions concerning the purchase of securities or other property on margin:

                  The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

                  The Portfolio will not purchase any securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

         The Manager has proposed to the Board of Trustees that the two Affected
Investment   Restrictions   set  forth  above  be  replaced  by  the   following
non-fundamental investment restriction:

                  The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         The proposed non-fundamental restriction would clarify the applicability of the restriction to options on financial futures contracts in a manner consistent with the Investment Company Act and provide greater flexibility in seeking the Proposed Investment Objective by excluding from its restrictions all transactions in futures contracts and all options on financial futures contracts rather than just put options as contemplated by the second of the two Affected Investment Restrictions set forth above. If this Proposal IV is approved and the current Affected Investment Restrictions are replaced by the proposed non-fundamental investment restriction, the Board of Trustees, if deemed appropriate in its judgment, would have the flexibility to modify or eliminate the investment restriction without the attendant delay and expense of arranging for a shareholders meeting. The Portfolio's ability to engage in margin transactions is limited by current positions taken by the Commission that such transactions involve the issuance of senior securities and by other investment restrictions which permit the Portfolio to borrow money in limited circumstances.

         (2) The Portfolio also is subject to the following Affected Investment Restriction concerning short sales of securities:

                  The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the current value of the Portfolio's net assets is held as collateral for such sales at any one time.

         The Manager has  proposed  to the Board of Trustees  that the  Affected
Investment   Restriction   set  forth  above  be   replaced  by  the   following
non-fundamental investment restriction:

                  The Portfolio may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold [without payment of additional consideration]. Transactions in futures contracts and options shall not constitute selling securities short.

         The Manager believes that the current Affected Investment Restriction is unnecessarily restrictive and could impair the ability of the Portfolio to seek the Proposed Investment Objective. Under the proposed non-fundamental investment restriction, the Portfolio still would only be permitted to enter into short sales where it has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales on any other basis would not be permitted. The proposed non-fundamental investment restriction, however, would clarify the treatment of futures contracts and options by explicitly excluding them from the application of the restriction and would eliminate the limitation on short sales if at any time more than 10% of the current value of the Portfolio's net assets would be held for all such sales.

         By reclassifying the Affected Investment Restriction from fundamental to non-fundamental, the Board of Trustees, if deemed appropriate in its judgment, would be able to modify or eliminate the investment restriction without the attendant delay and expense of arranging for a shareholders meeting. In the event that the non-fundamental restriction is eliminated or modified by the Board of Trustees to permit short sales in cases where securities identical to those sold short are not owned or cannot be acquired without additional cost, the Portfolio may be subject to risk of loss and current rules of the Commission would require the Portfolio to hold qualifying instruments in a segregated account to cover the amount of its exposure in connection with the transactions.

Elimination of Certain Fundamental Investment Restrictions

         The  Portfolio  is  subject  to  the  following   Affected   Investment
Restriction mandating a minimum level of investments in utility company securities:

     (1) The Portfolio will invest at least 25% of its total assets in securities of utility companies.

         If the Proposed Investment Objective set forth in this Proposal III is approved and implemented, the above Affected Investment Restriction would not be consistent with the Portfolio's new investment objective. The Manager therefore has proposed to the Board of Trustees that the above Affected Investment Objective be eliminated.

         (2) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in commodities:

                  The Portfolio will not purchase or sell commodities. However, the Portfolio may purchase options on Portfolio securities and on financial futures contracts for hedging purposes only.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. If this Proposal IV is adopted and implemented, the Portfolio would continue to be subject to Continuing Investment Restriction 5 which prohibits the purchase or sale of physical commodities, subject to certain exceptions. Elimination of the above Affected Investment Restriction in effect would limit the prohibition against purchases or sales of commodities to transactions in physical commodities, and, while the Portfolio is permitted under the Affected Investment Contracts to engage in the purchase of options on Portfolio securities and financial futures for hedging purposes, the proposed elimination would expand the Portfolio's flexibility to engage in options and futures transactions involving purchases or sales of all types and forward currency contracts but only if permissible under the Portfolio's investment policies, where consistent with the Portfolio's Proposed Investment Objective and otherwise permissible.

         (3) The Portfolio also is subject to the following Affected Investment Restriction concerning the purchase or sale of real estate:

                  The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Management has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because it is substantially identical to General Restriction 4.

         (4) The Portfolio also is subject to the following two Affected Investment Restrictions concerning the issuance of senior securities:

                   The Portfolio will not issue senior securities.

                   The Portfolio will not issue senior securities,  except
                  that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

         The Manager has proposed to the Board of Trustees that both of the above Affected Investment Restrictions be eliminated. The issuance of senior securities by an investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. Continuing Investment Restriction 1 prohibits the issuance of senior securities by the Portfolio "except as permitted under the Investment Company Act." In permitting only certain specified transactions, the Manager believes that the above Affected Investment Restriction is unnecessarily restrictive and would impair the Portfolio's ability to respond promptly to advantageous changes in the law. The Portfolio would continue to be subject to Continuing Restriction 1 notwithstanding elimination of the above Affected Investment Restriction but would have added flexibility in the issuance of senior securities if and to the extent permitted by the Investment Company Act without the expense and delay of arranging a shareholders meeting.

         Moreover, Continuing Restriction 2 sets forth the limitations on borrowing and repurchase agreements reflected in the second of the above Affected Investment Restrictions and, additionally, makes clear that no borrowings for purposes of investment leverage will be permitted at any level. The above Affected Investment Restriction therefore is duplicative and its elimination will avoid any future ambiguity.

         (5) The Portfolio also is subject to the following Affected Investment Restriction concerning borrowings:

                  The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. The Manager believes that the above Affected Investment Restriction is unnecessarily restrictive and could impair the ability of the Portfolio to seek the Proposed Investment Objective. Continuing Investment Restriction 2 prohibits borrowings for purposes of investment leverage and would continue to apply to the Portfolio notwithstanding the elimination of the above Affected Investment Restriction. While Continuing Investment Restriction 2 allows borrowings for temporary or emergency purposes, such borrowings are not limited to those needed to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous thereby providing the Portfolio with flexibility to meet other obligations through borrowings on a temporary or emergency basis without liquidation of Portfolio securities. Lastly, the elimination would provide the Portfolio with additional flexibility by removing the restrictions on the purchase of securities during any period in which borrowings or reverse repurchase agreements are outstanding since Continuing Investment Restriction 2, unlike the above Affected Investment Restriction, does not prohibit the purchase of any securities while borrowings are outstanding (subject to the exception set forth in the Affected Investment Restriction for purchases of money market instruments to complete reverse repurchase agreement obligations). Nevertheless, the Manager has recommended that the following non-fundamental investment objective be adopted:

                  The  Portfolio  may not purchase  securities,  if  outstanding
                  borrowings,   including  any  reverse  repurchase  agreements,
                  exceed 5% of its total assets.

         This non-fundamental investment restriction would allow the Board of Trustees, if deemed appropriate in its judgment, to modify or eliminate the investment restriction without the attendant delay and expense of arranging a shareholders meeting.

         Elimination of the above Affected Investment Restriction would provide the Portfolio with greater flexibility to borrow money consistent with the requirements of the Investment Company Act and would permit the Portfolio to respond to any future changes in applicable legal or regulatory requirements without the expense and delay of arranging a shareholders meeting.

         (6) The Portfolio also is subject to the following Affected Investment Restrictions concerning Portfolio loans:

                  The Portfolio may lend Portfolio securities, as long as the value of the loaned securities does not exceed one-third of the value of the Portfolio's total assets. This shall not prevent the holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's Investment Objective and Policies.

         The Manager has recommended to the Board of Trustees that the above Affected Investment Restriction be eliminated. The prohibition set forth in the above Affected Investment Restriction is substantially the same as the prohibition set forth in clause (i) of Continuing Investment Restriction 6.

         (7) The Portfolio also is subject to the following Affected Investment Restriction concerning purchases of gas, oil and other mineral interests:

                  The Portfolio will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase securities of issuers which engage in whole or in part in such activities.

         The Manager has proposed to the Board of Trustees to eliminate the above Affected Investment Restriction on the basis that it is unnecessary. The prohibition reflects the requirements of state securities laws which are no longer applicable. The Portfolio has no present intention of purchasing interests of the types prohibited by the Affected Investment Restriction.

         (8) The portfolio also is subject to the following Affected Investment Restriction concerning diversification of investments:

                  The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes, all common stock and preferred stock of an issuer, taken together, will be deemed to be a single class, regardless of priorities, series, designations, or other differences.

         The Investment Company Act prohibits a diversified fund, such as the Portfolio, from investing with respect to 75% of its total assets in securities of an issuer if as a result more than 5% of the Portfolio's assets would be invested in such issuer of the Portfolio would own more than 10% of the outstanding voting securities of such issuer. The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because it is unnecessarily restrictive and could impair the Portfolio's ability to pursue its investment objective by unnecessarily preventing it from investing in desirable opportunities. If this Proposal IV is adopted and implemented, the Portfolio would continue to be subject to Continuing Investment Restriction 8 which reflects the more flexible limitations of the Investment Company Act. Elimination of the above current Affected Investment Restriction would allow the Portfolio maximum flexibility to conduct its investment program as a "diversified" investment company under the Investment Company Act.

         If the above Affected Investment Restriction is eliminated, the Portfolio would be able to invest up to 25% of its total assets in the securities of a single issuer, thus enabling the Portfolio to invest more of its assets in securities of those issuers the Portfolio's sub-advisor believes offer the potential for capital appreciation. Increased investments in one or more issuers, however, may cause the value of portfolio share to fluctuate more widely than would otherwise occur if the Portfolio invested in a greater number of issuers.

         The elimination of the above investment restriction would enhance the Portfolio's investment flexibility by limiting the current 10% restriction to voting securities and 75% of the Portfolio's total assets. Under General Investment Restriction 8, the Portfolio will be able to purchase more than 10% of the outstanding voting securities of an issuer with respect to 25% of its total assets. In addition to the potential benefits which the elimination of the Affected Investment Restriction would afford the Portfolio, the Portfolio may be subject to greater risk of an adverse change in the financial condition or market perception of an issuer of its portfolio securities or obligations and to greater risk of single adverse economic or market conditions affecting an issuer of its portfolio securities.

         (9) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in issuers that have been in operation for less than three years:

                  The Portfolio will not invest more than 5% of the value of this total assets in securities of companies, including their predecessors, that have been in operation for less than three years

         The prohibition underlying the current Affected Investment Restriction reflects requirements of state securities law which are no longer applicable. Elimination of the Affected Investment Restriction set forth above, would provide the Portfolio with additional flexibility consistent with its investment objective and other stated investment policies and restrictions to invest in companies that have been in operation for less than three years, including start-up companies and other companies with limited operating histories. Many of these companies would have relatively small market capitalizations (under $1 billion). Although investments in such companies may provide opportunities for capital growth, such investments involve greater risk. These companies frequently have limited product lines, markets and financial resources. Securities issued by such companies typically trade less frequently and in limited volume and may be traded on regional exchanges or over-the-counter. The value of such securities may fluctuate more than those of securities issued by larger "seasoned" companies.

         (10) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in warrants:

                  The Portfolio will not invest more than 5% of its net assets in warrants, not more than 2% of which may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         The Manager has proposed to the Board of Trustees that the above fundamental restriction be eliminated. The prohibition underlying the current Affected Investment Restriction reflects the requirements of state securities laws which no longer are applicable to the Portfolio and elimination of the above investment restriction would permit the Portfolio greater flexibility in pursuing the Proposed Investment Objective.

         (11) The Portfolio also is subject to the following Affected Investment Restriction concerning investments in other investment companies:

                  A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated. The prohibition underlying the current Affected Investment Restriction reflects the requirements of the Investment Company Act which will continue to apply to the Portfolio if the current fundamental restriction is eliminated. In the event that the Investment Company Act is amended, the Portfolio would not be required to conduct a shareholders meeting with attendant delay and expense in order to respond to any changes in the law of potential benefit to the Portfolio.

         (12) The Portfolio also is subject to the following Affected Investment
Restriction:

                  The Portfolio will not invest in companies for the purpose of exercising control or management.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated as unnecessary. The Portfolio has no present intention of purchasing securities for the purpose of exercising control or management and, as a practical matter, the ability of the Portfolio to exercise control or management of an issuer is subject to various state and federal laws which will continue to apply to the Portfolio if the above Affected Investment Restriction is eliminated. Moreover, elimination of the Affected
Investment Restriction would clarify the Portfolio's ability to influence management of issuers when it is permissible and appropriate to do so, including instances where issuers of portfolio securities may be in default of their obligations.

         (13) The Portfolio also is subject to the following Affected Investment Restriction concerning investment in securities of issuers in which management of the Trust or the Manager owns securities:

                  The Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         The Manager has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because the prohibitions underlying the restriction reflect the requirements of state securities laws which are no longer applicable. Elimination of the Affected Investment Restriction would permit the Portfolio to invest in securities of any issuer without regard to ownership in such issuer by management of the Trust or the Manager, except to the extent prohibited by the Portfolio's investment objective and other stated investment policies and restrictions and the Investment Company Act.

         This Proposal IV is made contingent upon shareholder approval of Proposals I, II and III. If any of the Proposals is not approved, the Continuing and Affected Investment Restrictions will continue in effect and will apply to the Portfolio.

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                           By order of the Board of Trustees



                                           Eric C. Freed
                                           Secretary
                                           American Skandia Trust

EXHIBIT A-1



                         INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 1st day of May, 1993 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Life Investment Management, Incorporated, a Connecticut corporation (the "Investment Manager").

                               W I T N E S S E T H

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the Federated Utility Income Portfolio of the Fund (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable   consideration,   the  receipt   whereof  is  hereby
acknowledged, the parties hereto agree as follows:

1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manage shall:

         (a)  supervise and manage all aspects of the Portfolio's operations:

         (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

         (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

         (d) provide to the Board of  Trustees  of the Fund on a regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

         (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

         (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

         (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of the Portfolio's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider the sale of shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research and statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4. Control by the Trustees. Any investment program undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

         (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

         (b) the provisions of the Registration Statement of the fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

         (c) the provisions of the Agreement and Declaration of Trust of the Fund, as amended; and

         (d)  the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

         (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

         (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                  (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                  (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

         (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8. Engagement of Sub-Advisers and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs
(e), (f), (g) and (h) of paragraph 2 hereof.

9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees by excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.25% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

12. Term and Approval. This Agreement shall become effective on May 1, 1993 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

         (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

15. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or the Investment Manager may have under applicable law.

16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                  AMERICAN SKANDIA TRUST


Attest:                           By: /s/ Gordon C. Boronow
 /s/Joan M. Chanda

                                 AMERICAN SKANDIA LIFE INVESTMENT
                                 MANAGEMENT, INCORPORATED


Attest:                          By:  /s/Thomas M. Mazzaferro

/s/Patricia E. Randol

EXHIBIT A-2



                         INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 1st day of May, 1998 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager").

                               W I T N E S S E T H

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the Neuberger&Berman Mid-Cap Value Portfolio of the Fund (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable   consideration,   the  receipt   whereof  is  hereby
acknowledged, the parties hereto agree as follows:

1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

         (a)  supervise and manage all aspects of the Portfolio's operations:

         (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

         (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

         (d) provide to the Board of  Trustees  of the Fund on a regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

         (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

         (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

         (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of the Portfolio's brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider the sale of shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research and statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4. Control by the Trustees. Any investment program undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

         (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

         (b) the provisions of the Registration Statement of the fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

         (c) the provisions of the Agreement and Declaration of Trust of the Fund, as amended; and

         (d)  the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

         (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

         (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                  (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                  (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions, and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

         (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8. Engagement of Sub-Advisers and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs
(e), (f), (g) and (h) of paragraph 2 hereof.

9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets in excess of $1 billion.

10. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11. Term and Approval. This Agreement shall become effective on May 1, 1998 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

         (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

12. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the Investment Company Act.

13. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or the Investment Manager may have under applicable law.

15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                              AMERICAN SKANDIA TRUST


Attest:                                       By:


                                              AMERICAN SKANDIA LIFE INVESTMENT
                                              MANAGEMENT, INCORPORATED


Attest:                                       By:

EXHIBIT A-3

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")  and   Federated   Investment   Counseling   (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Federated Utility Income Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1993, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of the portion of the net assets of the Portfolio not in excess of $25 million; .35 of 1% of the portion over $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Federated Investment Counseling
                           Federated Investors Tower
                           1001 Liberty Tower
                           Pittsburgh, Pennsylvania  15222-3779
                           Attention:  Melissa Moore, Esq.

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1996.


FOR THE INVESTMENT MANAGER:                               FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                                     Date:



Attest:                                                   Attest:

EXHIBIT A-4

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and Neuberger&Berman Management Incorporated (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Neuberger&Berman Mid-Cap Value Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1998, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), and (3)) of the
Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of the portion of the net assets of the Portfolio not in excess of $750 million; .45 of 1% of the portion over $750 million but not in excess of $1 billion; and .40 of 1% of the portion in excess of $1 billion.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Vice President & Chief Operating Officer

Sub-Advisor:               Neuberger&Berman Management Incorporated
                           605 Third Avenue
                           2nd Floor
                           New York, NY 10158-0180
                           Attention:

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is May 1, 1998.


FOR THE INVESTMENT MANAGER:                         FOR THE SUB-ADVISOR:




John Birch
Vice President & Chief Operating Officer


Date:                                                Date:



Attest:                                              Attest:

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                       FEDERATED UTILITY INCOME PORTFOLIO
                          TO BE HELD ON APRIL 29, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on April 29, 1998 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Federated Utility Income Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

                                                                                ACCOUNT NUMBER:
                                                                                UNITS:
                                                                                CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            KEEP THIS PORTION FOR YOUR RECORDS


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED           DETACH AND RETURN THIS PORTION ONLY


AMERICAN SKANDIA TRUST -- FEDERATED UTILITY INCOME PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                                                                            For   Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST            I.   PROPOSAL TO APPROVE A NEW INVESTMENT  MANAGEMENT []      []       []
RECOMMENDS   VOTING   FOR   THE   FOLLOWING                 AGREEMENT   BETWEEN   THE  TRUST  AND   AMERICAN
PROPOSALS:                                                  SKANDIA   INVESTMENT   SERVICES,    INCORPORATED
                                                            REGARDING  MANAGEMENT OF THE  FEDERATED  UTILITY
THE  SHARES   REPRESENTED  HEREBY  WILL  BE                 INCOME PORTFOLIO.
VOTED AS INDICATED OR FOR THE  PROPOSALS IF
NO CHOICE IS INDICATED.                                II.  PROPOSAL   TO   APPROVE   A   NEW   SUB-ADVISORY []      []      []
                                                            AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
                                                            SERVICES,   INCORPORATED  AND   NEUBERGER&BERMAN
                                                            MANAGEMENT   INCORPORATED  REGARDING  INVESTMENT
                                                            ADVICE   TO   THE   FEDERATED   UTILITY   INCOME
                                                            PORTFOLIO.

                                                       III. PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S
                                                            INVESTMENT OBJECTIVE.                            []      []      []



                                                       IV.  PROPOSAL TO APPROVE  CHANGES IN THE  PORTFOLIO'S []      []      []
                                                            FUNDAMENTAL INVESTMENT RESTRICTIONS.

Please be sure to sign and date this Proxy              Approval  of   Proposals   I,  II,  III  and  IV  are  made
contingent upon approval                                of all Proposals.



__________________________________        Date: _________            ___________________________          Date: ________
Signature [PLEASE SIGN WITHIN BOX]                                   Signature (Joint Owners)
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